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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                                 Onvia.com, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-29609
                            (Commission File Number)

   Delaware                               91-1859172
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation)

                               1260 Mercer Street
                                Seattle, WA 98109
             (Address of principal executive offices, with zip code)

                                 (206) 282-5170
              (Registrant's telephone number, including area code)

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Item 5. Other Events

     (a) On March 25, 2002, Onvia.com, Inc. (the "Company") announced that its board of directors declared a cash dividend in the amount of $0.39 per share of common stock. The cash dividend will be payable on May 3, 2002, to holders of record of the issued and outstanding common stock of the Company as of the close of business on April 19, 2002. The ex-dividend date will be May 6, 2002.

     The full text of the Company's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

         99.1   Press Release dated March 25, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Onvia.com, Inc.



Date: March 25, 2002                   By: /s/ Clayton Lewis
                                           -------------------------------------
                                           Clayton Lewis
                                           President and Chief Operating Officer

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                                INDEX TO EXHIBITS

         Exhibit
         Number      Description
         -------     -----------
          99.1       Press Release dated March 25, 2002.